UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 2, 2010

ECLIPS ENERGY TECHNOLOGIES, INC.
 (Exact name of registrant as specified in its charter)

Florida	000-25097	65-0783722
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3900A 31st Street N., St. Petersburg, Florida	33714
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (727) 525-5552

(Former name or former address if changed since last report.)

Copies to:
Harvey Kesner, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway, 32nd Floor
New York, New York 10006
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

On March 2, 2010, a majority of the voting capital stock of EClips Energy Technologies, Inc. (the “Company”) took action by written consent pursuant to Section 607.0704 of the Florida Business Corporation Act authorizing the Company to enter into an Agreement and Plan of Merger (the “Merger Agreement”) with its newly-formed wholly-owned subsidiary, EClips Media Technologies, Inc., a Delaware corporation, for the purpose of changing the state of incorporation of the Company to Delaware from Florida (the “Merger”).

The Company filed a preliminary information statement on Schedule 14C with the Securities and Exchange Commission on March 4, 2010 describing the Merger Agreement and the Merger.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECLIPS ENERGY TECHNOLOGIES, INC.

Dated: March 5, 2010	By: /s/ Gregory D. Cohen
Gregory D. Cohen
Chief Executive Officer